United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2
TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 2, 2004

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

One Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 926-5911

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On August 3, 2004, Fisher Scientific International Inc. (the “Company” or “Fisher”) filed a report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”) reporting the completion on August 2, 2004 of the merger of Fox Merger Corporation, a direct, wholly-owned subsidiary of Fisher, with and into Apogent Technologies Inc. (“Apogent”). Apogent, as the surviving corporation, became a direct wholly-owned subsidiary of Fisher.

     On August 18, 2004, Fisher filed an amendment to the Initial Form 8-K to reflect that the information filed under Item 5 was to be filed under Item 2.

     This amendment is being filed solely to include the financial information required by Item 9.01 that was omitted from Fisher’s Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Acquired Business

     The Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2003 and June 30, 2004 are incorporated by reference.

     (b) Pro Forma Financial Information

     The unaudited pro forma combined financial information presented includes the reported results for Fisher and Apogent as reported in the companies’ Form 10-K or 10-Q, as applicable, for the periods presented. Accordingly, the pro forma combined financial information also includes the reconciling items required to comply with accounting principles generally accepted in the United States of America.

     The unaudited pro forma combined balance sheet as of June 30, 2004 set forth below gives effect to the acquisition of Apogent by Fisher as if such transaction had occurred on June 30, 2004. The Apogent Merger was accounted for in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS 141”). Estimates of acquisition liabilities relating to the integration of Apogent with Fisher’s operations have not been reflected in the unaudited pro forma combined balance sheet.

     The unaudited pro forma combined statements of operations for the six months ended June 30, 2004, and for the year ended December 31, 2003, as set forth below, give effect to the acquisition as if the transaction had occurred as of January 1, 2003. Potential cost savings from combining the operations have not been reflected in the unaudited pro forma combined statements of operations as there can be no assurance that any such cost savings will occur. Additionally, anticipated costs to integrate the operations and charges due to the estimated fair value increase to inventory have not been reflected in the unaudited pro forma combined statements of operations.

     The unaudited pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. All information and financial data concerning Apogent included in the unaudited pro forma combined financial information has been provided to Fisher by Apogent. The unaudited pro forma combined financial information is provided for informational purposes only and does not purport to be indicative of Fisher’s results of operations that would actually have been achieved had the acquisition been completed as of or for the periods presented, or that may be obtained in the future. The pro forma combined financial information should be read in conjunction with the audited and unaudited historical financial statements of Fisher and Apogent and related notes thereto previously reported on Form 10-K and Form 10-Q.

FISHER SCIENTIFIC INTERNATIONAL INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004
(In millions, except per share data)
(Unaudited)

	Historical
	Fisher	Apogent		Apogent
	Six Months Ended	Nine Months Ended		Six Months Ended	Pro Forma		Pro Forma
	June 30, 2004	June 30, 2004	(j)	June 30, 2004	Adjustments		Combined
Sales	$2,068.6	$884.3	$278.6	$605.7	(88.3)	(f)	2,586.0
Cost of sales	1,484.9	466.2	148.1	318.1	(88.3)	(f)	1,714.7
Selling, general and administrative expense	429.8	237.5	76.1	161.4	5.9	(g)	597.1

Income from operations	153.9	180.6	54.4	126.2	(5.9)		274.2
Interest expense	45.0	22.7	8.8	13.9	—		58.9
Other expense, net	0.4	4.2	1.1	3.1	—		3.5

Income from continuing operations before income taxes	108.5	153.7	44.5	109.2	(5.9)		211.8
Income tax provision	29.2	56.5	16.0	40.5	(2.1)	(h)	67.6

Income from continuing operations	$79.3	$97.2	$28.5	$68.7	$(3.8)		$144.2

Income per common share from continuing operations:
Basic	$1.24	$1.08					$1.26

Diluted	$1.16	$1.05					$1.18

Weighted average common shares outstanding:
Basic	63.9	89.6					114.5

Diluted	68.5	92.9					121.9

See accompanying notes to unaudited pro forma financial information.

     FISHER SCIENTIFIC INTERNATIONAL INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2003
(In millions, except per share data)
(Unaudited)

	Historical
	Fisher	Apogent		Twelve Months
	Year Ended	Year Ended		Ended
	December 31,	September 30,		December 31,	Pro Forma			Pro Forma
	2003	2003	(i)	2003	Adjustments			Combined
Sales	$3,564.4	$1,097.5	$20.8	$1,118.3	(163.0)	(f	)	$4,519.7
Cost of sales	2,624.9	579.0	15.1	594.1	(163.0)	(f	)	3,056.0
Selling, general and administrative expense	680.9	284.4	7.5	291.9	12.3	(g	)	985.1

Income from operations	258.6	234.1	(1.8)	232.3	(12.3)			478.6
Interest expense	84.8	46.2	(1.6)	44.6	—			129.4
Other expense, net	77.7	65.7	0.7	66.4	—			144.1

Income from continuing operations before income taxes	96.1	122.2	(0.9)	121.3	(12.3)			205.1
Income tax provision	17.7	39.8	(0.6)	39.2	(4.3)	(h	)	52.6

Income from continuing operations	$78.4	$82.4	$(0.3)	$82.1	(8.0)			152.5

Income per common share from continuing operations:
Basic	$1.38	$0.82						$1.43

Diluted	$1.29	$0.81						$1.35

Weighted average common shares outstanding:
Basic	56.9	100.4						106.8

Diluted	60.6	101.2						112.7

See accompanying notes to unaudited pro forma financial information.

FISHER SCIENTIFIC INTERNATIONAL INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
JUNE 30, 2004
(IN MILLIONS)

	Fisher As	Apogent As	Pro Forma			Pro Forma
	Reported	Reported	Adjustments			Combined
ASSETS
Current Assets
Cash and cash equivalents	$52.5	$92.9	$—			$145.4
Marketable securities, available for sale	—	15.2	—			15.2
Accounts receivable	477.8	191.1	(16.2)	(e	)	652.7
Inventories	384.4	222.3	85.0	(a	)	691.7
Other current assets	158.2	34.9	—			193.1

Total current assets	1,072.9	556.4	68.8			1,698.1
Property, plant and equipment	474.9	269.6	—			744.5
Goodwill	1,268.1	1,023.6	1,757.1	(a	)	4,048.8
Intangible assets	349.2	199.8	494.2	(a	)	1,043.2
Other assets	171.1	39.1	—			210.2

Total assets	$3,336.2	$2,088.5	$2,320.1			$7,744.8

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$10.6	$13.1	$—			$23.7
Accounts payable	432.1	47.3	(16.2)	(e	)	463.2
Accrued and other current liabilities	276.0	136.7	40.0	(d	)	452.7

Total current liabilities	718.7	197.1	23.8			939.6
Long-term debt	1,632.6	912.3	—			2,544.9
Other liabilities	304.7	184.2	—			488.9

Total liabilities	2,656.0	1,293.6	23.8			3,973.4
Commitments and contingencies
Stockholders’ equity:
Common stock	0.6	1.1	(0.6)	(b,c	)	1.1
Capital in excess of par value	1,008.0	287.4	2,803.3	(b,c	)	4,098.7
Retained earnings (accumulated deficit)	(347.2)	834.0	(834.0)	(c	)	(347.2)
Accumulated other comprehensive loss	19.8	18.1	(18.1)	(c	)	19.8
Deferred compensation	—	(5.0)	5.0	(c	)	—
Treasury stock, at cost	(1.0)	(340.7)	340.7	(c	)	(1.0)

Total stockholders’ equity	680.2	794.9	2,296.3			3,771.4

Total liabilities and stockholders’ equity	$3,336.2	$2,088.5	$2,320.1			$7,744.8

See accompanying notes to unaudited pro forma financial information.

FISHER SCIENTIFIC INTERNATIONAL INC.

NOTES TO UNAUDITED COMBINED PRO FORMA FINANCIAL INFORMATION

Note 1 — Basis of Presentation

     The unaudited pro forma combined financial statements presented include the reported results for Fisher as reported in its Form 10-Q for the six months ended June 30, 2004 and Form 10-K for the year ended December 31, 2003, as amended. The unaudited pro forma combined financial statements also include the reported results for Apogent as reported in its Form 10-K or Form 10-Q, as applicable, for the periods presented.

     On August 2, 2004 the merger was completed in an approximately $4.0 billion tax-free, stock-for-stock exchange. In the merger Apogent shareholders received .56 shares of Fisher common stock for each share of Apogent common stock they owned. Upon completion of the merger, Apogent became a direct, wholly-owned subsidiary of Fisher.

     The unaudited pro forma combined balance sheet as of June 30, 2004 combines the historical consolidated balance sheet of Fisher and Apogent as of that date and gives effect to the merger as if it had occurred on June 30, 2004.

     The unaudited pro forma combined statement of operations for the six months ended June 30, 2004 gives pro forma effect to the merger as if it occurred on the first day of the period presented, and combines the historical financial statements of Fisher and Apogent for the period. The unaudited pro forma combined statement of operations for the year ended December 31, 2003 gives pro forma effect to the merger as if the merger had occurred on the first day of the period presented. The unaudited pro forma combined statement of operations for the year ended December 31, 2003 combines the historical financial statements of Fisher for the year ended December 31, 2003 with the historical financial statements of Apogent for its fiscal year ended September 30, 2003, adjusted to include the three-month period ended December 31, 2003 and exclude the three-month period ended December 31, 2002.

     The unaudited pro forma combined financial statements presented include certain pro forma adjustments as discussed in Note 2 — Unaudited Combined Pro Forma Adjustments. The unaudited pro forma combined financial statements do not purport to be indicative of the results of operations or financial position of the combined company that would actually have been achieved had the transaction been completed for the period presented, or that may be obtained in the future. The unaudited pro forma financial information should be read in conjunction with the audited and unaudited historical financial statements of Fisher and Apogent referred to above.

Note 2 – Unaudited Combined Pro Forma Adjustments

Unaudited Pro Forma Combined Balance Sheet

(a)	Represents the purchase by Fisher of the outstanding shares of Apogent common stock and the initial allocation of the consideration paid. The allocation of purchase price in accordance with SFAS 141 has been made based upon management estimates and third party valuations that have not been finalized. Accordingly, the allocation of purchase price is preliminary and revisions may be made:

Aggregate value of stock consideration (1)	$2,947.0
Value of Apogent stock options to be assumed by Fisher (2)	144.2
Other consideration and costs (3)	40.0

Aggregate consideration	3,131.2
Book value of net tangible assets acquired	794.9
Indefinite-lived intangible assets acquired (4)	360.0
Amortizable intangible assets acquired (5)	134.2
Inventories (6)	85.0

Allocation of excess purchase price over identifiable net assets acquired (goodwill)	$1,757.1

(1)	Represents the value of 50.6 million shares of Fisher common stock, $0.01 par value, issuable for the acquisition of the approximately 90.4 million shares of Apogent common stock assumed to be outstanding on July 30, 2004. The price per share of Fisher stock of $58.20 was based upon the closing price on July 30, 2004.

(2)	Represents the estimated fair value, based upon a Black-Scholes valuation, of Fisher’s stock options issuable for the conversion of approximately 11.2 million of Apogent stock options assumed to be outstanding on July 30, 2004. The estimated fair value was calculated using a price of $58.20 for the Fisher common stock.

(3)	Represents the estimated amount to be paid for transaction costs incurred as a direct result of the merger.

(4)	Represents the allocation of consideration for the estimated fair value for indefinite-lived intangible assets.

(5)	Represents the allocation of consideration in excess of book value for the estimated fair value for identified amortizable intangible assets.

(6)	Represents the allocation of consideration in excess of book value for the fair value of inventories.

(b)	Represents the value of 50.6 million shares of Fisher common stock, $0.01 par value, issuable for the acquisition of the approximately 90.4 million shares of Apogent common stock assumed to be outstanding on July 30, 2004. The price per share of Fisher stock of $58.20 was based upon the closing price on July 30, 2004.

(c)	Represents the elimination of Apogent common stock, capital in excess of par value, retained earnings, treasury stock and accumulated other comprehensive income.

(d)	Represents the estimated amount to be paid for transaction costs incurred as a direct result of the merger.

(e)	Represents an adjustment to eliminate accounts receivable and accounts payable between Fisher and Apogent at June 30, 2004.

Unaudited Pro Forma Combined Statement of Operations

(f)	Represents the elimination of sales and cost of sales for transactions between Fisher and Apogent for the periods presented, and assumes all inventories have been sold by Fisher.

(g)	Represents an adjustment to amortize identifiable intangible assets with finite useful lives over a weighted-average period of 12 years. Goodwill and intangible assets with indefinite lives related to this transaction have been accounted for in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” which is referred to as SFAS 142. SFAS 142 provides for the nonamortization of goodwill and indefinite lived intangible assets. Accordingly, the unaudited pro forma adjustments do not include amortization of goodwill and indefinite lived intangible assets.

(h)	Represents an adjustment to tax effect the pro forma adjustments at an assumed tax rate of 35%.

(i)	Represents an adjustment to modify Apogent’s fiscal year end of September 30, 2003 to a calendar year end of December 31, 2003. The adjustment includes the three-month period ended December 31, 2003 and excludes the three-month period ended December 31, 2002 as reported in Apogent’s Form 10-Q for the periods presented.

	Three Months Ended
	December, 31
	2003	2002	(i)
Sales	$278.6	$257.8	$20.8
Cost of sales	148.1	133.0	15.1
Selling, general and administrative expense	76.1	68.6	7.5

Income from operations	54.4	56.2	(1.8)
Interest expense	8.8	10.4	(1.6)
Other expense, net	1.1	0.4	0.7

Income from continuing operations before income taxes	44.5	45.4	(0.9)
Income tax provision	16.0	16.6	(0.6)

Income from continuing operations	28.5	28.8	(0.3)

(j)	Represents an adjustment to exclude the three-month period ended December 31, 2003 from the results of operations for the nine-month period ended June 30, 2004.

Note 3 — Unaudited Pro Forma Income Per Share From Continuing Operations

     Unaudited pro forma income per common share from continuing operations is computed in accordance with Statement of Financial Accounting Standards No. 128, “Earnings Per Share.” Unaudited pro forma basic income per share from continuing operations is computed by dividing pro forma income from continuing operations by the assumed weighted average number of shares of common stock outstanding as if the merger occurred on the first day of the period presented. Unaudited pro forma diluted income per share from continuing operations is computed by dividing pro forma income from continuing operations by the assumed weighted average number of shares of common stock outstanding as if the merger occurred on the first day of the period presented, including assumed potential common shares from conversion of stock options using the treasury stock method, if dilutive.

     The following table sets forth unaudited pro forma basic and diluted income per share from continuing operations computational data for the periods presented (in millions, except per share amounts):

		Pro Forma
	Pro Forma	Year Ended
	Six Months Ended	December 31,
	June 30, 2004	2003
Unaudited pro forma income from continuing operations	$144.2	$152.5
Weighted average shares of common stock outstanding used in the computation of basic earnings per share	114.5	106.8
Common stock equivalents	7.4	5.9
Shares used in the computation of diluted earnings per share	121.9	112.7
Unaudited pro forma basic income per share from continuing operations	$1.26	$1.43
Unaudited pro forma diluted income per share from continuing operations	$1.18	$1.35

     The unaudited pro forma diluted net income per common share from continuing operations does not give effect to 11.3 million shares of Fisher common stock, which would be issuable if Apogent’s convertible debt securities are converted.

     The unaudited pro forma basic and diluted income per share from continuing operations does not purport to be indicative of the combined company’s basic and diluted earnings per share that would have been achieved had the transaction been completed for the period presented, or that may be obtained in the future.

(c) Exhibits

23.1 Consent of KPMG

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Fisher Scientific International Inc.
By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer, Senior Vice President of Corporate Development and Secretary

Dated: September 20, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of KPMG